Exhibit 99.1

CafePress Reports Results for Third Quarter 2016

9% Year over Year Increase in Total Order Volume

 LOUISVILLE, Ky., November 10, 2016 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended September 30, 2016.
Management Commentary
"CafePress' third quarter was highlighted by a 9% year over year increase in total orders, our highest volume for a non-peak quarter since 2014. While we have not turned the corner on revenue growth, we have substantially narrowed the net revenue decline. We believe that these are early proof points that we have positioned the company for a return to growth," commented Fred Durham, Chief Executive Officer.

"CafePress helps bring passions to life through unique and creative items and gifts. We are excited to share another holiday season filled with unique, creative gift ideas with our customers. Looking forward, we believe CafePress will continue to deliver steady improvements as we focus on growth channels and optimizing the customer experience," concluded Durham.

Third Quarter 2016 Financial Highlights1

•	Net revenues totaled $19.2 million, down 2% compared to $19.5 million in the third quarter of 2015.

•	Gross profit margin was 41.5% of net revenues, compared to 41.1% in the third quarter of 2015.

•	GAAP net loss from continuing operations was $(3.4) million, or $(0.20) per diluted share, compared to a net loss of $(3.7) million, or $(0.21) per diluted share, in the third quarter of 2015.

•	Non-GAAP Adjusted EBITDA from continuing operations was $(0.9) million, compared to Adjusted EBITDA of $0.0 million in the third quarter of 2015.

•	Non-GAAP Contribution margin was 27.9% of net revenues, compared to 28.4% in the third quarter of 2015.

Cash and Share Repurchase Activity

•	Within the third quarter, the company repurchased approximately 77,000 shares of common stock totaling $0.2 million.

•	Since authorization of the program in the second quarter of 2015, the company has repurchased a total of approximately 1,155,000 shares of common stock totaling $4.9 million.

•	At September 30, 2016, cash, cash equivalents, and short-term investments totaled $36.0 million, or approximately $2.15 per share.

Third Quarter 2016 Operating Metrics

•	Average Order Value (AOV) was $31, an 11% year-over-year decline.

•	Orders totaled 0.6 million, a 9% year-over-year increase.

1Continuing operations includes results from CafePress.com and Retail Partners Channels. The Financial Highlights, Operating Metrics, and accompanying tables reflect the results of the Company’s divestitures of its Art, Logo, and EZ Prints businesses in discontinued operations for all periods presented.

Please see “Non-GAAP Financial Information” for definitions of the terms Non-GAAP Adjusted EBITDA and Non-GAAP Contribution margin.

Third Quarter 2016 Conference Call
Management will review the third quarter 2016 financial results on a conference call on Thursday, November 10, 2016 at 5:00 p.m. Eastern Time. To participate on the live call, analysts and investors should dial 1-888-427-9380 or 719-325-2390 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.
Non-GAAP Financial Information
This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA and contribution margin. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.
To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.
Notice Regarding Forward Looking Statements
Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate,"

"expect," "intend," "may," "might," "plan," "predict," "project," "seek," "should," "will," and similar words, although some forward-looking statements are expressed differently. Examples of forward looking statements include: statements about our recent divestitures and potential impacts and anticipated benefits and consequences thereof and our ongoing obligations under the terms of the related agreements; our plans regarding any future divestitures; our plans for future services and enhancements of existing services; the benefits of our services, technology and manufacturing processes; our expectations regarding our expenses and revenue, including statements about our expectations as to the variability of our revenues and growth rates from period to period and our valuation allowances; our expectations regarding the effect of seasonality and cyclicality on our business; critical accounting policies and the impact of any recent accounting pronouncements; customer acquisition costs as a driver of future growth; statements regarding continuing customer desire for custom products; the impairment of goodwill; anticipated trends and challenges in our business and the markets in which we operate; the payment of any contingent consideration from our divestiture transactions; quarterly trends; our liquidity position and cash flows; anticipated cash needs and our capital requirements and our needs for additional financing and the potential impact; our expectations regarding our ability to meet our financial covenants under our credit agreement; our ability to recognize and remedy issues with internal controls and accounting treatment thereof; benefits of non-GAAP financial results; our investment plans; our anticipated growth strategies; our expectations with respect to raw materials and suppliers; the impact of production issues and delayed orders; our expectations regarding the volatility of cash provided by operating activities and the causes thereof; our ability to retain and attract customers and drive traffic to our websites; our expectations regarding the shift to mobile site access and the projected impact of such shift on our business; our regulatory environment; our legal proceedings and related risks and impact and timing of costs related thereto; our expectations with regard to how changes in market interest rates would affect us; our exposure to foreign currency exchange rate fluctuations; the impact of inflationary pressures; intellectual property; competition; sources of new revenue; management's beliefs regarding the Company's market capitalization; and expectations regarding our share repurchase program; and statements about our priorities for the remainder of 2016. Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; additional taxes and fees; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber-attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to maintain customer confidence in the integrity of our business; our ability to operate www.cafepress.com in an evolving and highly competitive market segment; our ability to secure new or ongoing content from third party partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; and the volatility of our stock price. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein, we refer you to the "Risk Factors" sections of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission's Website at www.sec.gov.

About CafePress (PRSS):
CafePress is the world’s best online gift shop that has the perfect item for every passion. Our catalog of more than 1 billion uniquely designed products - ranging from apparel to drinkware and home décor - allows our customers to express themselves and connect with others by bringing passions to life through unique items. In addition, our interactive design tools allow customers to personalize items or create their own unique items. CafePress was founded in 1999 and is headquartered in Louisville, Kentucky. For more information, visit www.cafepress.com or connect with us on Facebook , Twitter , Pinterest or Instagram.

Media Relations:
CafePress Inc.
Meghan Marshall
804-461-9401
pr@cafepress.com
Investor Relations:
The Blueshirt Group
Whitney Kukulka
415-489-2187
whitney@blueshirtgroup.com

CafePress Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net revenues	$19,165	$19,472	$57,084	$64,812
Cost of net revenues	11,221	11,463	33,486	39,213
Gross profit	7,944	8,009	23,598	25,599
Operating expenses:
Sales and marketing	4,114	4,146	13,046	13,757
Technology and development	3,395	2,972	9,895	8,961
General and administrative	2,775	2,978	8,447	9,319
Impairment charges	—	—	20,899	—
Restructuring costs	1,015	4	1,015	530
Total operating expenses	11,299	10,100	53,302	32,567
Loss from operations	(3,355)	(2,091)	(29,704)	(6,968)
Interest income	76	12	150	34
Interest expense	(10)	(19)	(36)	(46)
Other (expense) income, net	(114)	(51)	(177)	14
Loss before income taxes	(3,403)	(2,149)	(29,767)	(6,966)
Provision (benefit) for income taxes	10	1,521	(394)	108
Net loss from continuing operations	(3,413)	(3,670)	(29,373)	(7,074)
Income from discontinued operations, net of tax	—	1,610	—	8,418
Net (loss) income	$(3,413)	$(2,060)	$(29,373)	$1,344
Net (loss) income per share of common stock:
Basic:
Continuing operations	$(0.20)	$(0.21)	$(1.76)	$(0.41)
Discontinued operations	$—	$0.09	$—	$0.49
Diluted:
Continuing operations	$(0.20)	$(0.21)	$(1.76)	$(0.41)
Discontinued operations	$—	$0.09	$—	$0.48
Shares used in computing net (loss) income per share of common stock:
Basic	16,683	17,094	16,728	17,351
Diluted	16,683	17,153	16,728	17,403

CafePress Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	September 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$16,356	$32,663
Short-term investments	19,594	17,610
Accounts receivable	537	680
Inventory, net	2,721	3,850
Deferred costs	552	619
Restricted cash	—	3,417
Prepaid expenses and other current assets	2,978	2,413
Total current assets	42,738	61,252
Property and equipment, net	10,419	8,624
Goodwill	—	20,899
Other assets	738	608
TOTAL ASSETS	$53,895	$91,383

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,301	$3,938
Accrued royalties payable	2,271	4,292
Accrued liabilities	7,393	10,701
Deferred revenue	805	864
Capital lease obligation, current	491	565
Total current liabilities	12,261	20,360
Capital lease obligation, non-current	—	347
Other long-term liabilities	206	353
TOTAL LIABILITIES	12,467	21,060
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.0001 par value: 10,000 shares authorized as of September 30, 2016 and December 31, 2015; none issued and outstanding	—	—
Common stock, $0.0001 par value: 500,000 shares authorized and 16,662 and 16,766 shares issued and outstanding as of September 30, 2016 and December 31, 2015, respectively	2	2
Treasury stock; 50 shares at December 31, 2015	—	(203)
Additional paid-in capital	99,619	99,344
Accumulated deficit	(58,193)	(28,820)
TOTAL STOCKHOLDERS’ EQUITY	41,428	70,323
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,895	$91,383

CafePress Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2016	2015
Cash Flows from Operating Activities:
Net (loss) income	$(29,373)	$1,344
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	3,179	5,439
Amortization of intangible assets	—	1,229
Loss on disposal of fixed assets	2	209
Stock-based compensation	1,190	1,316
Goodwill impairment	20,899	—
Impairment charges — assets held for sale	—	7,311
Gain on sale of businesses	—	(17,319)
Deferred income taxes	(350)	82
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	143	209
Inventory	1,129	2,207
Prepaid expenses and other current assets	(498)	1,646
Other assets	(26)	68
Accounts payable	(2,790)	(6,709)
Partner commissions payable	—	(1,063)
Accrued royalties payables	(2,021)	(2,649)
Accrued and other liabilities	(3,300)	(5,509)
Assets and liabilities held for sale	—	(2,553)
Deferred revenue	(59)	(1,110)
Net cash used in operating activities	(11,875)	(15,852)
Cash Flows from Investing Activities:
Purchase of short-term investments	(11,904)	(19,880)
Proceeds from maturities of short-term investments	9,920	5,727
Purchase of property and equipment	(2,939)	(782)
Capitalization of software and website development costs	(1,800)	(1,661)
Proceeds from disposal of fixed assets	29	—
Change in restricted cash	3,417	(3,417)
Proceeds from sale of businesses, net of expenses paid	—	34,438
Net cash (used in) provided by investing activities	(3,277)	14,425
Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(421)	(354)
Proceeds from exercise of common stock options	5	390
Repurchases of common stock	(739)	(2,942)
Net cash used in financing activities	(1,155)	(2,906)
Change in cash of discontinued operations	—	3,678
Net decrease in cash and cash equivalents	(16,307)	(655)
Cash and cash equivalents — beginning of period	32,663	26,971
Cash and cash equivalents — end of period	$16,356	$26,316
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$35	$61
Income taxes paid during the period	44	90
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	$274	$51

Stock-based compensation included in continuing operations is allocated as follows (unaudited):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of net revenues	$9	$41	$45	$123
Sales and marketing	72	48	209	242
Technology and development	23	35	81	138
General and administrative	340	295	855	768
Total stock-based compensation expense	$444	$419	$1,190	$1,271

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net loss from continuing operations	$(3,413)	$(3,670)	$(29,373)	$(7,074)
Non-GAAP adjustments:
Interest and other (income) expense	48	58	63	(2)
Provision (benefit) from income taxes	10	1,521	(394)	108
Depreciation and amortization	1,039	1,623	3,179	4,882
Stock-based compensation	444	419	1,190	1,271
Impairment charges	—	—	20,899	—
Restructuring costs	1,015	4	1,015	530
Adjusted EBITDA*	$(857)	$(45)	$(3,421)	$(285)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation, impairment charges, and restructuring costs.

CafePress Inc.
Definition of Non-GAAP Contribution Margin from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
Net revenues	$19,165	100%	$19,472	100%	$57,084	100%	$64,812	100%
Cost of net revenues	11,221	59	11,463	59	33,486	59	39,213	61
Gross profit	7,944	41	8,009	41	23,598	41	25,599	39
Non-GAAP adjustments:
Add: Stock-based compensation	9	—	41	—	45	—	123	—
Less: Variable sales and marketing costs	(2,612)	(14)	(2,519)	(13)	(7,697)	(13)	(8,514)	(13)
Contribution margin (from continuing operations)	$5,341	28%	$5,531	28%	$15,946	28%	$17,208	27%

*
Contribution margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.
User Metrics Disclosure
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	% Change	2016	2015	% Change
Orders	618,527	566,540	9%	1,742,743	1,792,434	-3%
Average Order Value	$31	$35	-11%	$33	$36	-8%